SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                             Securities Act of 1934

        Date of Report (Date of earliest event reported): May 4, 2000

                                   VIACOM INC.

             (Exact name of Registrant as specified in its charter)

  Delaware                          001-09553                 04-2949533

  ------------                      -----------             -----------------
(State or other                   (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

1515 Broadway, New York, New York                                      10036
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:  (212) 258-6000


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Item 2.  Acquisition or Disposition of Assets
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                  On May 4, 2000, pursuant to the Amended and Restated
Agreement and Plan of Merger, dated as of September 6, 1999, as amended and restated as of October 8, 1999 and as of November 23, 1999 (the "Merger Agreement"), among Viacom Inc., a Delaware Corporation ("Viacom"), CBS Corporation, a Pennsylvania corporation ("CBS") and Viacom/CBS LLC, a Delaware limited liability company, CBS merged with and into Viacom (the "Merger"). Viacom is the surviving corporation of the Merger. In the Merger, each share of common stock, par value $1.00 per share, of CBS (other than shares being cancelled or otherwise converted pursuant to the Merger Agreement) was converted into the right to receive 1.085 shares of non-voting Class B common stock, par value $.01 per share, of Viacom. In addition, each share of Series B Participating Preferred Stock, par value $1.00 per share, of CBS was converted into the right to receive 1.085 shares of Series C Preferred Stock, par value $.01 per share, of Viacom.

                  A copy of the press release issued by Viacom announcing the completion of the Merger is attached as an exhibit hereto and is incorporated by reference herein.

Item 5.   Other Events
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                  In connection with the Merger, Viacom filed an amended
Restated Certificate of Incorporation and also made certain changes to its Amended and Restated By-laws. Copies of Viacom's amended Restated Certificate of Incorporation and Viacom's Amended and Restated By-Laws were filed as Annexes B and C, respectively, to Amendment No. 3 to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on November 24, 1999 (Commission File No. 333-88613).

Item 7.  Financial Statements and Exhibits
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         (a) Financial Statements of Business Acquired

                      The required financial information of CBS is hereby incorporated by reference to the Annual Report on Form 10-K filed by CBS for the fiscal year ended December 31, 1999 on March 29, 2000 (Commission File No. 001-00977).

         (b)  Pro Forma Financial Information

                      The required pro forma financial information will be filed by Viacom by amendment within the prescribed time period.

         (c)  Exhibits

               99.1    Press release by Viacom Inc., dated May 3, 2000



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Viacom has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VIACOM INC.

Date:    May 4, 2000                       By:  /s/   Michael D. Fricklas
                                                -------------------------------
                                                Name:   Michael D. Fricklas
                                                Title:  Senior Vice President,
                                                        General Counsel and
                                                        Secretary


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                                            EXHIBIT INDEX
                                            -------------

Exhibit
   No.            Description
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99.1              Press release by Viacom Inc., dated May 3, 2000